                                                                  Exhibit 10.26l

                         COLLATERAL ASSIGNMENT AGREEMENT


                  COLLATERAL ASSIGNMENT AGREEMENT (this "Agreement"), dated as of February 15, 2000, by and among the parties listed on the signature pages hereof.

                              STATEMENT OF PURPOSE:

                  The Existing Agent referred to below is also party to a certain Credit Agreement, dated as of September 11, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), by and among GT Interactive Software Corp. (the "Borrower"), the banks, financial institutions and other entities party thereto (the "Existing Lenders"), NationsBanc Montgomery Securities, LLC, as syndication agent, Fleet Bank, N.A., as documentation agent, and First Union National Bank ("First Union"), as administrative agent for the Existing Lenders (in such capacity, the "Existing Agent").

                  First Union (a) has acted as Administrative Agent under the Credit Agreement, (b) is the designated grantee under the agreements identified on Schedule 1 (each such agreement as heretofore amended, supplemented or otherwise modified, collectively, the "Security Documents") of Liens, for the benefit of the Existing Lenders, (c) is the designated beneficiary under the Guaranty Agreement (as heretofore amended, supplemented or otherwise modified, the "Guaranty"; and, together with the Security Documents, collectively, the "Collateral Documents") of a guaranty, for the benefit of the Existing Lenders, of the Obligations and (d) has possession of the collateral identified on
Schedule 2 (the "Pledged Stock").

                  Pursuant to a Master Assignment and Acceptance Agreement, dated as of the date hereof (the "Assignment and Acceptance"), Infogrames Entertainment SA ("Infogrames") will acquire all of the Commitments of each of the Existing Lenders under the Credit Agreement (Infogrames, in its capacity as the assignee of all such Commitments under the Assignment and Acceptance, the "Assignee").

                  In connection with the acquisition by the Assignee of the Commitments under the Credit Agreement pursuant to the Assignment and Acceptance, the Existing Agent will resign as Administrative Agent under the Credit Agreement and the other Loan Documents, and the Borrower has informed the Existing Agent that the Borrower and the Assignee, as the sole Lender under the Credit Agreement on the Assignment Effective Date (as defined in the Assignment and Acceptance), will appoint Infogrames as successor Administrative Agent under the Credit Agreement and the other Loan Documents (in such capacity, the "Successor Agent") pursuant to Section 12.9 of the Credit Agreement.

                  In connection with the resignation of the Existing Agent, the Borrower and the Assignee have requested that the Existing Agent enter into this Agreement, among other things, to assign all of the Existing Agent's right, title and interest in the Collateral (as defined in the Security Documents) and the Collateral Documents to the Successor Agent pursuant to Section 12.9 of the Credit Agreement.

                  NOW, THEREFORE, each of the parties hereto hereby agrees as follows:


                                   SECTION 1.
                                  DEFINITIONS

                  Section 1.1. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.


                                   SECTION 2.
                         RESIGNATION OF EXISTING AGENT;
                         APPOINTMENT OF SUCCESSOR AGENT

                  Section 2.1. Confirmation of Resignation. The Existing Agent hereby confirms its resignation as Administrative Agent pursuant to Section 12.9 of the Credit Agreement, effective as of the Assignment Effective Date. The Borrower and the Assignee, as the sole Lender under the Credit Agreement on the Assignment Effective Date, hereby waive any requirement for prior notice of such resignation pursuant to Section 12.9 of the Credit Agreement.

                  Section 2.2. Appointment of Successor. The Assignee, as the sole Lender under the Credit Agreement on the Assignment Effective Date, hereby appoints Infogrames, effective as of the Assignment Effective Date, to be successor Administrative Agent pursuant to Section 12.9 of the Credit Agreement and hereby waives any requirement under Section 12.9 of the Credit Agreement of the Successor Agent having minimum capital and surplus of $500,000,000.

                  Section 2.3. Acceptance by Successor. Infogrames hereby accepts its appointment as successor Administrative Agent under the Credit Agreement, effective as of the Assignment Effective Date.


                                   SECTION 3.
                            ASSIGNMENT AND ACCEPTANCE

                  Section 3.1. Assignment. The Existing Agent hereby assigns, as of the Assignment Effective Date, to the Successor Agent, for the benefit of the Lenders (including without limitation, the Assignee), all of the Existing Agent's right, title and interest in, to and under (a) the Collateral, the Security Documents and any other Loan Document evidencing the grant of any lien or security interest in any property of the Borrower or any Guarantor, (b) the Guaranty and (c) the Pledged Stock (all of the foregoing described in clauses
(a), (b) and (c), collectively, the "Assigned Collateral").

                  Section 3.2. Acceptance. The Successor Agent hereby accepts, as of the Assignment Effective Date, all of the Existing Agent's right, title and interest in, to and under the Assigned Collateral.

                  Section 3.3. Effect on Collateral Documents. Effective as of the Assignment Effective Date, all references in the Collateral Documents to First Union or the Administrative Agent shall be deemed, where appropriate, to be references to Infogrames or the Successor Agent, as the case may be. The parties hereto hereby agree that nothing contained in this Agreement or in the Assignment and Acceptance shall affect the ability of the Assignee to amend, modify or terminate any Loan Document pursuant to the terms thereto.

                  Section 3.4. Further Assurances. The Existing Agent shall promptly execute and deliver, at any time and from time to time, upon the reasonable written request of the Successor Agent and at the expense of the Borrower, any and all such further instruments and documents and take such further reasonable action as the Successor Agent may reasonably deem necessary in obtaining the full benefits of this Agreement and the Collateral Documents and of the rights and powers herein and therein granted.


                                   SECTION 4.
              CERTAIN OBLIGATIONS AND DUTIES OF THE EXISTING AGENT;
                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1. Delivery of Pledged Stock. The Existing Agent shall promptly deliver to the Successor Agent, and the Successor Agent shall acknowledge in writing receipt of, all of the Pledged Stock.

                  Section 4.2. Certain Representations and Warranties. (a) The Existing Agent hereby represents and warrants as follows:

                  (i) It is a national bank duly organized, validly existing and in good standing and has all requisite power and authority to enter into and perform its obligations under this Agreement.

                  (ii) The execution, delivery and performance by it of this Agreement has been duly authorized by all necessary action on its part.

                  (iii) This Agreement has been duly executed and delivered by it.

                  (b) Each of the Borrower and the Guarantors hereby represents and warrants as follows:

                  (i) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

                  (ii) The execution, delivery and performance by it of this Agreement has been duly authorized by all necessary action on its part.

                  (iii) This Agreement has been duly executed and delivered by it.

                  (c) The Successor Agent hereby represents and warrants as follows:

                  (i) It is a societe anonyme duly formed, validly existing and in good standing under the laws of France and has all requisite power and authority to enter into and perform its obligations under this Agreement.

                  (ii) The execution, delivery and performance by it of this Agreement has been duly authorized by all necessary action on its part.

                  (iii) This Agreement has been duly executed and delivered by it.


                                   SECTION 5.
                                    EXPENSES

                  Section 5.1. Expenses. All reasonable expenses of the Existing Agent incurred in connection with this Agreement or the assignment of the Assigned Collateral to the Successor Agent, as and when described herein, including, without limitation, any required filing of record of any instrument effecting or giving notice of the assignment evidenced hereby shall be at the expense of and are for the account of the Borrower, payable upon demand therefor by the Existing Agent.

                  Section 5.2. Indemnification. The Borrower hereby confirms and agrees that the provisions of Section 13.2 of the Credit Agreement only as they pertain to the Existing Agent shall survive its resignation as Administrative Agent and that any obligations of the Borrower under such Section shall constitute "Borrower Obligations" and "Obligations" under the Credit Agreement and Collateral Documents or any successor documents thereto. The parties hereto hereby confirm and agree that the provisions of Section 12.7 of the Credit Agreement only as they pertain to the Existing Agent shall survive its resignation as Administrative Agent.

                  Section 5.3. Exculpatory Provisions. The Existing Agent (a) shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in the Credit Agreement or in the Loan Documents, (b) makes no representation or warranty whatsoever as to the value or condition of the Assigned Collateral or any part thereof, or as to the tide of any of the grantors thereto or as to the security afforded by the Collateral Documents, the Assigned Collateral or this Agreement, or as to the validity, execution, enforceability, legality or sufficiency of this Agreement (except as set forth in Section 4.2(a) of this Agreement) or any Collateral Documents, the Assigned Collateral or of the obligations and other indebtedness secured thereby, or the validity, perfection or priority of any lien or security interest in the Collateral, (c) makes no representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower, any of its

Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement, and (d) shall not incur any liability or responsibility whatsoever in respect of any of the foregoing.


                                   SECTION 6.
                    EFFECTIVENESS OF AGREEMENT; MISCELLANEOUS

                  Section 6.1. Conditions. This Agreement shall be and become effective as of the date first above written upon (a) execution and delivery of this Agreement by each of the parties hereto and (b) the occurrence of the Assignment Effective Date under the Assignment and Acceptance.

                  Section 6.2. Headings. Section and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

                  Section 6.3. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 6.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns, and nothing herein or in any other agreement executed or delivered in connection herewith is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Collateral Document or the Assigned Collateral.

                  Section 6.5. Conflict with Other Agreements. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the Collateral Documents or agreements identified in
Schedule 1, the provisions of this Agreement shall control.

                  Section 6.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  Section 6.7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.



                                          EXISTING AGENT:

                                          FIRST UNION NATIONAL BANK,
                                          as Existing Agent


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:



                                          SUCCESSOR AGENT:

                                          INFOGRAMES ENTERTAINMENT, S.A.,
                                          as Successor Agent


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:



                                          BORROWER:

                                          GT INTERACTIVE SOFTWARE CORP.


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:

                                          GUARANTORS:

                                          HUMONGOUS ENTERTAINMENT, INC.
                                          WIZARDWORKS GROUP, INC.
                                          SINGLETRAC ENTERTAINMENT
                                          TECHNOLOGIES, INC.
                                          SWAN ACQUISITION CORP.
                                          CANDEL INC.
                                          FORMGEN, INC.
                                          GOLD MEDALLION SOFTWARE INC.
                                          MEDIATECHNICS, LTD.
                                          LEGEND ENTERTAINMENT COMPANY LLC


                                          By:
                                             -------------------------------
                                             Name:
                                             Title: